United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 26, 2025

Date of Report (Date of earliest event reported)

DT Cloud Star Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42167	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Office 51, 10 Fl, 31 Hudson Yards New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 865-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value per share, and one Right	DTSQU	The Nasdaq Stock Market LLC
Ordinary Shares	DTSQ	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-ninth (1/9) of one Ordinary Share	DTSQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2025, the board of directors of DT Cloud Star Acquisition Corporation (the “Company”) appointed Dr. Xunyong Zhou as a director of the Company.

Dr. Zhou, aged 50, is an entrepreneur and researcher with over 6 years of experience in biotechnology and health innovation. Dr. Zhou’s main topic of research is enzyme-based theory for food products, cosmetics, daily chemicals and tea, and he holds over 20 patents as of now. Dr. Zhou is a pioneering figure in biotechnology and digital health innovation. He has served as director for Huakang Biomedical Holdings Company Limited (HK: 08622) since November 2025. Since January 2023, He has been leading advancements in biological enzyme solutions and cell therapy technologies through Nanjing Hezhen Holding Group Co., Ltd., where he serves as chairman and integrates healthcare generative pre-training transformer and enzyme therapy expertise to co-create a collaborative platform offering next-generation health solutions. Dr. Zhou also oversees Changsha Kerong Health Technology Co., Ltd., which has built a multidisciplinary health service team comprising medical, product, and service experts centered on delivering AI-enhanced health education, health consultation, and health management services. From March 2019 to January 2023, Dr. Zhou took the role of chairman for Zhenzhen Suqian Biotechnology Co. Ltd..

Dr. Zhou graduated from Tianjin University of the PRC with a bachelor degree of engineering majoring in business administration in 2002 and Fudan University of the PRC with a master degree of laws in 2011. Dr. Zhou subsequently obtained his doctorate degree in business administration from the Université Nice Sophia Antipolis in Nice, France in 2016. He is currently the honorary chairman of the Vaccine and Immune Health Branch of the Liaoning Immunology Society and a member of the National Enzyme Engineering and Fermentation Engineering Professional Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2025

DT CLOUD STAR ACQUISITION CORPORATION

By:	/s/ Sam Zheng Sun
Name:	Sam Zheng Sun
Title:	Chief Executive Officer

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